EXHIBIT 10.24
PORTIONS OF THIS EXHIBIT MARKED BY AN (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
EXECUTION COPY
January 23, 2009
Travelport International, L.L.C.
Travelport Global Distribution System B.V.
300 Galleria Parkway, N.W.
Atlanta, GA 30339
Re:	Third Amendment to Subscriber Services Agreement, dated as of July 23, 2007, between Travelport International, L.L.C., (f/k/a Galileo International, L.L.C., hereinafter “Travelport”), Travelport Global Distribution System B.V. (f/k/a Galileo Nederland B.V., hereinafter “TGDS” and, together with Travelport, collectively, “Galileo”) and Orbitz Worldwide, LLC (“Agreement”)
Ladies and Gentlemen:
This letter constitutes a Third Amendment (“Third Amendment”) to the Agreement referenced above. Capitalized terms used in this Third Amendment and not otherwise defined shall be used as defined in the Agreement.
Effective as of full execution of this Third Amendment, Galileo and Subscriber hereby agree as follows:
1.	The following new provision is inserted as Section 26 of the Agreement:

26. PAYMENT OF NET SEGMENT INCENTIVES

Notwithstanding the payment terms set forth in Paragraph B of the “Productivity Program” section of the Custom Terms and Conditions Attachment (Galileo Services) — North America, Paragraph B of the “Productivity Program” section of the Custom Terms and Conditions Attachment (Galileo Services) — Europe and Paragraph B of the “Productivity Program” section of the Custom Terms and Conditions Attachment (Worldspan Services), the following payment terms shall apply during the Contract Year commencing on January 1, 2009 and ending on December 31, 2009. On January 1, 2009, April 1, 2009, July 1, 2009 and October 1, 2009 (or if such date is not a business day, the first business day thereafter), Galileo will pay Subscriber via wire transfer (***), representing (***) payment of net Segment Incentives in the amount of (***) (such amount, the “(***) Net Segment Incentives”) for each month in the calendar quarter. Within 15 days of the end of each month, Galileo will prepare and send to Subscriber a reconciliation statement that will identify for the prior month all charges incurred by the Orbitz Worldwide Agencies (“Total Charges”), the total Segment Incentives and other fees earned by the Orbitz Worldwide Agencies (“Total Incentives”) and the Total Incentives less the Total Charges (“Net Segment Incentives”). These monthly reconciliation statements will break down each of the items by Travelport GDS (Worldspan GDS

vs. Galileo GDS) and by Subscriber entity (e.g., ebookers, Orbitz, Cheaptickets). Galileo and Subscriber will true-up the (***) Net Segment Incentives according to the following process: (i) if the reconciliation statement shows that the Net Segment Incentives exceed the (***) Net Segment Incentives, then within 15 days following receipt of the reconciliation statement, Galileo will pay Subscriber via wire transfer the difference between the Net Segment Incentives and the (***) Net Segment Incentives; and (ii) if the reconciliation statement shows that the (***) Net Segment Incentives exceeds the Net Segment Incentives, then, within 15 days following receipt of the reconciliation statement, Subscriber will pay Galileo via wire transfer the difference between the (***) Net Segments and the Net Segment Incentives.

2.	General. This Third Amendment shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto or their successors in interest, except as expressly provided in the Agreement. Each Party to this Amendment agrees that, other than as expressly set out in this Third Amendment, nothing in this Third Amendment is intended to alter the rights, duties and obligations of the Parties under the Agreement, which shall remain in full force and effect as amended hereby. In the event of a conflict between the terms and conditions of this Third Amendment and the terms and conditions of the Agreement, the terms and conditions of this Third Amendment shall govern. This Third Amendment may be executed by the Parties in separate counterparts and each counterpart shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.
The Parties have caused this Third Amendment to be executed by the signatures of their respective authorized representatives.

Orbitz Worldwide, LLC		Travelport International, L.L.C.

Signature:	/s/ Marsha Williams	Signature:	/s/ Eric J. Bock

Name:	Marsha Williams	Name:	Eric J. Bock

Title:	SVP & CFO	Title:	Executive Vice President, General Counsel & Secretary

Date:	January 8, 2009	Date:	January 8, 2009

Travelport Global Distribution System B.V.

		Signature:	/s/ Eric J. Bock

		Name:	Eric J. Bock

		Title:	Director

		Date:	January 8, 2009

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